SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report: July 9, 1998

                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         VIRGINIA                   0-23983                  54-1816010
         (State of                (Commission              (IRS Employer
         incorporation)           File Number)             Identification No.)

         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                     23219
         (Address of principal                                 (Zip Code)
          executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

                                                                                                       Page
                                                                                                     Number
                                                                                                     ------
Item 2.           Acquisition or Disposition of Assets                                                 7

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

         a.       Independent Auditors' Report
                  (Cottonwood Crossing Apartments)                                                    31

                  Historical Statement of Income and Direct Operating Expenses
                  (Cottonwood Crossing Apartments)                                                    32

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Cottonwood Crossing Apartments)                                                    33

         b.       Independent Auditors' Report
                  (Pace's Point Apartments)                                                           35

                  Historical Statement of Income and Direct Operating Expenses
                  (Pace's Point Apartments)                                                           36

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Pace's Point Apartments)                                                           37

         c.       Independent Auditors' Report
                  (Pepper Square Apartments)                                                          39

                  Historical Statement of Income and Direct Operating Expenses
                  (Pepper Square Apartments)                                                          40

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Pepper Square Apartments)                                                          41

                                                                                                       Page
                                                                                                     Number
                                                                                                     ------
         d.       Independent Auditors' Report
                  (Emerald Oaks Apartments)                                                           43

                  Historical Statement of Income and Direct Operating Expenses
                  (Emerald Oaks Apartments)                                                           44

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Emerald Oaks Apartments)                                                           45

         e.       Independent Auditors' Report
                  (Hayden's Crossing Apartments)                                                      47

                  Historical Statement of Income and Direct Operating Expenses
                  (Hayden's Crossing Apartments)                                                      48

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Hayden's Crossing Apartments)                                                      49

         f.       Independent Auditors' Report
                  (Newport Apartments)                                                                51

                  Historical Statement of Income and Direct Operating Expenses
                  (Newport Apartments)                                                                52

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Newport Apartments)                                                                53

         g.       Independent Auditors' Report
                  (Estrada Oaks Apartments)                                                           55

                  Historical Statement of Income and Direct Operating Expenses
                  (Estrada Oaks Apartments)                                                           56

                  Note to Historical Statement of Income and Direct Operating
                  Expenses
                  (Estrada Oaks Apartments)                                                           57

                                                                                                       Page
                                                                                                     Number
                                                                                                     ------

         h.       Pro Forma Consolidated Statement of Operations for the Year ended December
                  31, 1997 (unaudited)                                                                59

                  Pro Forma Consolidated Statement of Operations
                  for the Three Month Period ended March 31, 1998
                  (unaudited)                                                                         61

                  Pro Forma Consolidated Balance Sheet as of March 31, 1998
                  (unaudited)                                                                         62

         i.       Exhibits

                  4        Instruments Defining the Rights of Lenders

                  10.1     Certificate of Limited Partnership for Apple REIT II
                           Limited Partnership

                  10.2     Certificate of Limited Partnership for Apple REIT III
                           Limited Partnership

                  10.3     Certificate of Limited Partnership for Apple REIT IV
                           Limited Partnership

                  10.4     Certificate of Limited Partnership for Apple REIT V
                           Limited Partnership

                  10.5     Certificate of Limited Partnership for Apple REIT VI
                           Limited Partnership

                  10.6     Limited Partnership Agreement for Apple REIT II
                           Limited Partnership

                  10.7     Limited Partnership Agreement for Apple REIT III
                           Limited Partnership

                  10.8     Limited Partnership Agreement for Apple REIT IV
                           Limited Partnership

                  10.9     Limited Partnership Agreement for Apple REIT V
                           Limited Partnership

                                                                                                       Page
                                                                                                     Number
                                                                                                     ------
                  10.10    Limited Partnership Agreement for Apple REIT VI
                           Limited Partnership

                  10.11    Purchase Contract for Cottonwood Crossing
                           Apartments

                  10.12 Purchase Contract for Pace's Point Apartments, as amended

                  10.13 Purchase Contract for Pepper Square Apartments, as amended

                  10.14 Purchase Contract for Emerald Oaks Apartments, as amended

                  10.15 Purchase Contract for Hayden's Crossing Apartments, as amended

                  10.16 Purchase Contract for Newport Apartments, as amended

                  10.17    Purchase Contract for Estrada Oaks Apartments

                  10.18    Property Management Agreement for Cottonwood
                           Crossing Apartments

                  10.19    Property Management Agreement for Pace's Point
                           Apartments

                  10.20    Property Management Agreement for Pepper Square
                           Apartments

                  10.21    Property Management Agreement for Emerald Oaks
                           Apartments

                  10.22    Property Management Agreement for Hayden's
                           Crossing Apartments

                  10.23    Property Management Agreement for Newport
                           Apartments

                                                                                                       Page
                                                                                                     Number
                                                                                                     ------
                  10.24    Property Management Agreement for Estrada Oaks
                           Apartments

                  10.25    Property Management Agreement Subcontract for
                           Pace's Point Apartments

                  10.26    Property Management Agreement Subcontract for
                           Pepper Square Apartments

                  10.27    Property Management Agreement Subcontract for
                           Emerald Oaks Apartments

                  10.28    Property Management Agreement Subcontract for
                           Hayden's Crossing Apartments

                  10.29    Property Management Agreement Subcontract for
                           Newport Apartments

                  10.30    Consent of Independent Auditors
                           (Cottonwood Crossing Apartments)

                  10.31    Consent of Independent Auditors
                           (Pace's Point Apartments)

                  10.32    Consent of Independent Auditors
                           (Pepper Square Apartments)

                  10.33    Consent of Independent Auditors
                           (Emerald Oaks Apartments)

                  10.34    Consent of Independent Auditors
                           (Hayden's Crossing Apartments)

                  10.35    Consent of Independent Auditors
                           (Newport Apartments)

                  10.36    Consent of Independent Auditors
                           (Estrada Oaks Apartments)

Item 2.  Acquisition or Disposition of Assets

         All references herein to the "Company" include Apple Residential Income Trust, Inc. and its subsidiaries, Apple REIT Limited Partnership, Apple REIT II Limited Partnership, Apple REIT III Limited Partnership, Apple REIT IV Limited Partnership, Apple REIT V Limited Partnership and Apple REIT VI Limited Partnership.

                         COTTONWOOD CROSSING APARTMENTS
                              Grand Prairie, Texas

         On  July  9,  1998,  Apple  REIT  Limited  Partnership   purchased  the
Cottonwood Crossing Apartments located at 2105 Cottonwood Club, in Arlington, Texas (the "Property").

          The Property comprises 200 apartment units. The purchase price for the Property was $5,700,000. The seller was Cottonwood Realty Associates, a New York general partnership which was not affiliated with the Company, Apple Residential Advisors, Inc. (the "Advisor") or their affiliates. The purchase price was paid using proceeds from the sale of Shares of the Company. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located on Cottonwood Club off of Pioneer Parkway (Spur 303), a major east/west thoroughfare in Arlington, Texas. The Property is located within the greater Dallas/Forth Worth metropolitan statistical area, or as it is called locally, "The Metroplex."

         The following information is based in part upon information provided by the Dallas Chamber of Commerce. The Dallas/Fort Worth Metroplex is in the
north-central part of Texas and is composed of nine counties. The 1996 population of The Metroplex was approximately 4,400,000. The Dallas metropolitan area is the second largest in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J.C. Penney, NationsBank and Vought Aircraft Company.

         The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,600 acres of land between the two cities. It is the second largest commercial airport in the United States in terms of land area, and is the second busiest airport in the world, with more than 2,500 daily arrivals and departures.

         The area also has a well-established system of interstate highway and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer loops, Interstate 635 in Dallas and Interstate 820 in Fort Worth, surround the respective cities.

         The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is conveniently located near fine restaurants, businesses, schools and churches and is readily available from Interstates 360, 20 and 30, the Arlington area interstates. The Property is an approximately 20- minute drive from Dallas/Fort Worth International Airport, an approximately 15-minute drive from downtown Fort Worth and an approximately 30-minute drive from downtown Dallas.

         Description of the Property. The Property consists of 200 apartment units in 10 buildings on approximately 6.8 acres of land. The Property was constructed in 1985.

         The Property offers four different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                                     APPROXIMATE INTERIOR
     QUANTITY                          TYPE                             SQUARE FOOTAGE              MONTHLY RENTAL
     --------                          ----                             --------------              --------------
        100          One bedroom, one bathroom                                 628                       $400

         52          One bedroom, one bathroom                                 868                        545
                     w/den

          8          Two  bedrooms, one bathroom                               868                        555

         40          Two bedrooms, two bathrooms                               883                        575

         The apartments provide a total of approximately 150,200 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $300,000 for repairs and capital improvements to the Property to include clubhouse renovations, exterior painting, landscaping and interior upgrades.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 92% in 1993, 94% in 1994, 95% in 1995, 96% in 1996 and 96% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one- bathroom apartment (868 square feet) rented for $440 in 1993, $455 in 1994, $455 in 1995, $465 in 1996 and $475 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $6.19, $6.40, $6.40, $6.54, and $6.68, respectively.

          The Property has an outdoor swimming pool with a fountain and a clubhouse with a leasing office. The buildings are wood framed construction with a combination of brick veneer and wood siding on concrete slab foundations. Roofs are pitched composition.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. All of the units include ceiling fans, french patio doors, full size washer/dryer connections, fireplace, a patio or balcony and outside storage. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

          There are at least three apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 97% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 89% occupied. The tenants are primarily a mix of blue-collar and white-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:


         JURISDICTION                       ASSESSED VALUE             RATE             TAX
         ------------                       --------------             ----             ---
County of Tarrant . . . . . . . . . . . .   $4,700,000                 $1.9952         $ 93,774.21

City of Arlington . . . . . . . . . . . . . $4,700,000                 $0.6380         $ 29,986.00
                                                                                       -----------

         Total . . . . . . . . . . . . . . . .                                         $123,760.21

         The basis of the depreciable residential real property portion of the Property (approximately $5,248,575 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended (the "Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increase in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location - between Dallas and Fort Worth, and near the Dallas/Fort Worth International Airport - and is located in a rapidly-growing area proximate to centers of employment and retail development.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $114,000.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                             PACE'S POINT APARTMENTS
                                Lewisville, Texas

         On July 17, 1998, Apple REIT V Limited Partnership purchased the Pace's Point Apartments located at 247 East Corporate Drive, in Lewisville, Texas (the "Property").

          The Property comprises 300 apartment units. The purchase price for the Property was $11,405,000. The seller was Corporate Drive, L.P., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid through a combination of (i) approximately $3,691,383 in cash using proceeds from the sale of the Shares of the Company and (ii) approximately $7,713,617 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

         The Property was acquired with the assumption of a mortgage loan in the original principal amount of $7,836,000 held by the Federal National Mortgage Association ("Fannie Mae"). On July 17, 1998, the outstanding principal balance of the mortgage loan was $7,713,616.57. The interest on the mortgage loan is 8.555% per annum; amortization is based on a 30-year amortization term; and prepayments are permitted upon notice and payment of a prepayment premium based on a yield maintenance formula contained in the loan documents. The maturity date of the mortgage loan is July, 1, 2003, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $7,307,129.73

          Location.   The  Property  is  located  on  East  Corporate  Drive  in
Lewisville,   Texas.  The  Property  is  located  within  "The  Metroplex."  For information on The Metroplex, see under "Cottonwood Crossing Apartments" above.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is an approximately 15-minute drive from Dallas/Fort Worth International Airport, an approximately 25-minute drive from downtown Dallas and an approximately 20-minute drive from downtown Fort Worth.

         Description of the Property. The Property consists of 300 apartment units in 14 buildings on approximately 12.6 acres of land. The Property was constructed in 1985.

         The Property offers six different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                                     APPROXIMATE INTERIOR
      QUANTITY                          TYPE                            SQUARE FOOTAGE              MONTHLY RENTAL
      --------                          ----                            --------------              --------------
         36           One bedroom, one bathroom                                535                   $479 - 499

         24           One bedroom, one bathroom                                581                    499 - 519

         84           One bedroom, one bathroom                                683                    539 - 559

         40           One bedroom, one bathroom                                779                    599 - 619
                      with den

         56           Two bedrooms, two bathrooms                              875                    649 - 669

         60           Two bedrooms, two bathrooms                              966                    689 - 709

         The apartments provide a total of approximately 229,000 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $225,000 for repairs and capital improvements to the Property to include clubhouse renovations, additional landscaping and interior upgrades.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 94% in 1993, 95% in 1994, 96% in 1995, 96% in 1996 and 96% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one- bathroom apartment (581 square feet) rented for $400 in 1993, $449 in 1994, $449 in 1995, $449 in 1996
and $469 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $7.36, $8.26, $8.26,
$8.26, and $8.63, respectively.

         The Property has two outdoor swimming pools, a jacuzzi, a sand volleyball court, a fitness center, a sauna, 23 carports and two laundry facilities. The Property also has a clubhouse with a leasing office.

         The buildings are wood framed construction with a combination of brick veneer and painted horizonal wood siding on concrete slab foundations. Roofs are pitched and covered with fiberglass shingled on plywood.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. All units have full-sized washer/dryer connections. Some of the units have wood-burning fireplaces, vaulted ceilings and alarm systems. Each unit has walk-in closets, outside storage, a covered balcony or patio and ceiling fans. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

          There are at least 15 apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 95% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 95% occupied. The tenants are primarily a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION           ASSESSED VALUE         RATE          TAX
         ------------           --------------         ----          ---

County of Denton............... $9,389,517             $0.25590     $ 24,027.77

City of Lewisville............. $9,389,517             $1.51600     $142,345.08

Lewisville I.S.D............... $9,389,517             $0.48949     $ 45,960.75
                                                                   -------------
         Total.................                                     $212,333.60

         The basis of the depreciable residential real property portion of the Property (approximately $9,633,257 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location - convenient to the Dallas/Fort Worth International Airport, downtown Dallas and downtown Fort Worth
- and is located in a rapidly growing area proximate to centers of employment and retail development.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $228,100. At closing, Cornerstone Realty Income Trust, Inc. was paid a portion of the property acquisition fee corresponding to the portion of the purchase price of the property paid in cash by the Company. The cash portion of the purchase price was approximately $3,691,383, and 2% of that amount was approximately $73,828. The balance of the property acquisition fee will be paid if, when and as the indebtedness taken subject to at closing is repaid by the Company.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                            PEPPER SQUARE APARTMENTS
                               North Dallas, Texas

         On July 17, 1998, Apple REIT VI Limited Partnership purchased the Pepper Square Apartments located at 6069 Beltline Road, in North Dallas, Texas (the "Property").

         The Property comprises 144 apartment units. The purchase price for the Property was $5,205,000. The seller was Pepper Square Associates, Ltd., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid through a combination of (i) approximately $1,561,576 in cash using proceeds from the sale of the Shares of the Company and (ii) approximately $3,643,424 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

         The Property was acquired with the assumption of a mortgage loan in the original principal amount of $3,701,000 held by Fannie Mae. On July 17, 1998, the outstanding principal balance of the mortgage loan was $3,643,423.53. The interest on the mortgage loan is 8.575% per annum; amortization is based on a 30-year amortization term; and prepayments are permitted upon notice and payment of a prepayment premium based on a yield maintenance formula contained in the loan documents. The maturity date of the mortgage loan is July 1, 2006, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $3,312,543.23.

         Location. The Property is located on Beltline Road in North Dallas, Texas. The Property is located within "The Metroplex." For information on The Metroplex, see under "Cottonwood Crossing Apartments" above.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is an approximately five-minute drive from Preston Mall, the Galleria Mall and Valley View Mall. The Property is an approximately 25-minute drive from Dallas/Fort Worth International Airport.

         Description of the Property. The Property consists of 144 apartment units in 15 buildings on approximately 5.9 acres of land. The Property was constructed in 1978.

         The Property offers six different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:


                                                                 APPROXIMATE
      QUANTITY                 TYPE                            INTERIOR SQUARE                MONTHLY
      --------                 ----                               FOOTAGE                      RENTAL
                                                                  -------                  -------------
         24           One bedroom, one bathroom                      622                       $449

         32           One bedroom, one bathroom                      777                        499

         24           One bedroom, one bathroom                      888                        559

         32           Two bedrooms, two bathrooms                    948                        659

         30           Two bedrooms, two bathrooms                  1,044                        679

          2           Two bedrooms, two bathrooms                  1,185                        799
                      with sun room

         The apartments provide a total of approximately 126,090 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $288,000 for repairs and capital improvements to the Property to include clubhouse renovations, siding repair and replacement, exterior painting, landscaping and interior upgrades.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 94% in 1993, 93% in 1994, 95% in 1995, 93% in 1996 and 95% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bathroom apartment (777 square feet) rented for $459 in 1993, $479 in 1994, $489 in 1995, $489 in 1996
and $499 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $7.30, $7.61, $7.77,
$7.77, and $7.93, respectively.

         The Property has an outdoor swimming pool, a weight room, a jogging trail, 63 carports and a laundry facility. The Property also has a clubhouse with a leasing office.

         The buildings are wood framed construction with a combination of brick veneer and painted stucco and shingled wood exterior walls on concrete slab foundations. Roofs are pitched and covered with fiberglass shingled on plywood.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. Some units have a wood burning fireplace or full-sized washer/dryer connections. Each unit has walk-in closets, outside storage, a covered balcony or patio and ceiling fans. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

         There are at least 13 apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 94% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 94% occupied. The tenants are primarily a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION            ASSESSED VALUE     RATE           TAX
         ------------            --------------     ----           ---

County of Dallas...................$4,059,090       $0.44307      $ 17,984.61

City of Dallas.....................$4,059,090       $0.65160      $ 26,449.03

Dallas I.S.D.......................$4,059,090       $1.46053      $ 59,284.23
                                                                  ------------
         Total.....................                               $103,717.87

         The basis of the depreciable residential real property portion of the Property (approximately $3,607,225 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property is strategically located near the Preston Mall, Galleria Mall and Valley View Mall, and is convenient to the Dallas/Fort Worth International Airport.

         The company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $104,100. At closing, Cornerstone Realty Income Trust, Inc. was paid a portion of the property acquisition fee corresponding to the portion of the purchase price of the property paid in cash by the Company. The cash portion of the purchase price was approximately $1,561,576, and 2% of that amount was approximately $31,232. The balance of the property acquisition fee will be paid if, when and as the indebtedness taken subject to at closing is repaid by the Company.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                             EMERALD OAKS APARTMENTS
                                Grapevine, Texas

         On July 24, 1998, Apple REIT II Limited Partnership purchased the Emerald Oaks Apartments located at 2100 Grayson Drive, in Grapevine, Texas (the "Property").

         The Property comprises 250 apartment units. The purchase price for the Property was $10,930,000. The seller was Newemerald Texas, Ltd., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid through a combination of (i) approximately $4,244,294 in cash using proceeds from the sale of the Shares of the Company and (ii) approximately $6,685,706 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

         The Property was acquired with the assumption of a mortgage loan in the original principal amount of $9,650,000 held by Fannie Mae. On July 24, 1998, the outstanding principal balance of the mortgage loan was $6,685,706.08. The interest on the mortgage loan is 6.75% per annum; amortization is based on a 30-year amortization term; and prepayments are permitted under the following circumstances: after May 1, 2001 to April 30, 2002 at 102% of the principal balance of the mortgage loan, from May 1,2002 to April 30, 2003 at 101% of the principal balance, and from May 1, 2003 and thereafter at 100% of the principal balance. The maturity date of the mortgage loan is April 1, 2007, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $5,509,607.59.

         In connection with the original financing of the Property, the previous owner of the Property agreed to certain restrictions on the use of the Property set forth in a special warranty deed and deed restrictions. In connection with the purchase of the Property and the assumption of the mortgage loan, the Company entered into an assumption of the special warranty deed and deed restrictions. Among the restrictions agreed to by the Company is at least 20% of the apartment units must be occupied by persons who, at the time of the initial occupancy of the apartment units, are "low or moderate income tenants." The term low or moderate income tenants is defined, generally, as one or more persons who occupy an apartment unit whose aggregate anticipated income does not exceed 80% of the median income for the area where the Property is located.

         Location.  The  Property is located on Grayson  Drive,  within  Tarrant
County, northwest of the City of Dallas and near the Dallas/Fort Worth International Airport. The Property is located within "The Metroplex." For Information on The Metroplex, see under "Cottonwood Crossing Apartments" above.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is an approximately 10-minute drive from Dallas/Fort Worth International Airport, an approximately 25-minute drive from downtown Dallas, and an approximately 15-minute drive from downtown Fort Worth.

         Description of the Property. The Property consists of 250 apartment units in 19 buildings on approximately 13.5 acres of land. The Property was constructed in 1986.

         The Property offers five different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                           APPROXIMATE INTERIOR
    QUANTITY               TYPE                               SQUARE FOOTAGE              MONTHLY RENTAL
    --------               ----                               --------------              --------------
       28        One bedroom, one bathroom                           600                       $479

       92        One bedroom, one bathroom                           750                        569

       70        One bedroom, one bathroom with                      900                        669
                 den

       44        Two bedrooms, two bathrooms                       1,018                        779

       16        Three bedrooms, two bathrooms                     1,186                        899

         The apartments provide a total of approximately 213,000 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $250,000 for repairs and capital improvements to the Property to include clubhouse renovations, exterior painting, installation of new gutters and downspouts and paving repairs.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 90% in 1993, 94% in 1994, 94% in 1995, 92% in 1996 and 93% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bathroom apartment (750 square feet) rented for $425 in 1993, $450 in 1994, $480 in 1995, $519 in 1996
and $549 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $6.76, $7.16, $7.64,
$8.26, and $8.74, respectively.

         The Property has two outdoor swimming pools with picnic areas and grills, a jacuzzi, a sand volleyball court, 19 carports and two laundry facilities. The Property also has a clubhouse with a leasing office.

         The buildings are wood framed construction with a combination of brick veneer, stucco and painted wood siding on concrete slab foundations. Roofs are pitched and covered with fiberglass shingled on plywood.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher, and garbage disposal. All units (except for the smallest one-bedroom unit) have full-sized washer/dryer connections. Each upstairs unit has a fireplace and each downstairs unit has a built-in bookcase and nine-foot ceilings. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

          There are at least three apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 96% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 92% occupied. The tenants are primarily a mix of white-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION            ASSESSED VALUE          RATE        TAX
         ------------            --------------          ----        ---

County of Tarrant...............  $7,850,000            $0.5566      $ 43,692.79

City of Grapevine...............  $7,850,000            $1.9427      $152,501.95
                                                                     -----------
         Total..................                                     $196,194.74

         The basis of the depreciable residential real property portion of the Property (approximately $10,224,983 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increase in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location - convenient to the Dallas/Fort Worth International Airport, downtown Dallas and downtown Fort Worth
- and is located in a rapidly growing area proximate to centers of employment and retail development.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $218,600. At closing, Cornerstone Realty Income Trust, Inc. was paid a portion of the property acquisition fee corresponding to the portion of the purchase price of the property paid in cash by the Company. The cash portion of the purchase price was approximately $4,244,294, and 2% of that amount was approximately $84,886. The balance of the property acquisition fee will be paid if, when and as the indebtedness taken subject to at closing is repaid by the Company.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                          HAYDEN'S CROSSING APARTMENTS
                              Grand Prairie, Texas

         On July 24, 1998, Apple REIT III Limited Partnership purchased the Hayden's Crossing Apartments located at 2802 South State Highway 360, in Grand Prairie, Texas (the "Property").

          The Property comprises 170 apartment units. The purchase price for the Property was $4,705,000. The seller was Hayden's Crossing, Ltd., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid through a combination of (i) approximately $1,632,601 in cash using proceeds from the sale of the Shares of the Company and (ii) approximately $3,072,399 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

          The Property was acquired with the assumption of a mortgage loan in the original principal amount of $5,550,00 held by Fannie Mae. On July 24, 1998, the outstanding principal amount of the mortgage loan was $3,072,399.07. The interest on the mortgage loan is 6.47% per annum; amortization is based on a 30-year amortization term; and prepayments are permitted under the following circumstances: after May 1, 2001 to April 30, 2002 at 102% of the principal balance of the mortgage loan, from May 1, 2002 to April 30, 2003 at 101% of the principal balance, and from may 1, 2003 and thereafter at 100% of the principal balance. The maturity date of the mortgage loan is April 1, 2004, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $2,743,814.97.

         In connection with the original financing of the Property, the previous owner of the Property agreed to certain restrictions on the use of the Property set forth in a special warranty deed and deed restrictions. In connection with the purchase of the Property and the assumption of the mortgage loan, the Company entered into an assumption of the special warranty deed and deed restrictions. Among the restrictions agreed to by the Company is that at least 20% of the apartment units must be occupied by persons who, at the time of initial occupancy of the apartment units, are "low or moderate income tenants." The term low or moderate income tenants is defined, generally, as one or more persons who occupy an apartment unit whose aggregate anticipated income does not exceed 80% of the median income for the area where the Property is located.

         Location. The Property is located on South State Highway 360 in Grand Prairie, Texas and is adjacent to Bitter Creek Apartments which were purchase by the Company on May 8, 1998. The Property is located within "The Metroplex." For information on The Metroplex, see under "Cottonwood Crossing Apartments" above.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is an approximately 10-minute drive from Dallas/Fort Worth International Airport and an approximately 20-minute drive from either downtown Dallas or downtown Fort Worth.

         Description of the Property. The Property consists of 170 apartment units in 12 buildings on approximately 7.1 acres of land. The Property was constructed in 1984.

         The Property offers four different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                             APPROXIMATE INTERIOR
     QUANTITY                          TYPE                     SQUARE FOOTAGE              MONTHLY RENTAL
     --------                          ----                     --------------              --------------
        56           One bedroom, one bathroom                        556                      $429

        52           One bedroom, one bathroom                        716                       469

        36           Two bedrooms, two bathrooms                      878                       549

        26           Two bedrooms, two bathrooms                    1,000                       620

         All unit types are available with a fireplace for an extra $10 per month. The apartments provide a total of approximately 126,000 square feet of net rentable area.

          The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $340,000 for repairs and capital improvements to the Property to include clubhouse renovations, exterior painting, wood replacement and a new fitness center.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 93% in 1993, 92% in 1994, 96% in 1995, 96% in 1996 and 95% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bathroom apartment (878 square feet) rented for $449 in 1993, $474 in 1994, $484 in 1995, $489 in 1996
and $509 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $6.54, $6.91, $7.05, $7.13, and
$7.42, respectively.

         The Property has an outdoor swimming pool, a jacuzzi, a tennis court and a laundry facility. The Property also has a clubhouse with a kitchen, entertainment area and leasing office.

         The buildings are wood framed construction with a combination of brick veneer and hardboard ship-lap siding on concrete slab foundations. Roofs are pitched and covered with fiberglass shingled on plywood.

          Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The largest one-bedroom and the largest two-bedroom units have full-sized washer/dryer connections. A total of 92 units have a wood-burning fireplace and each second-floor unit has vaulted ceilings. Each unit has walk-in closets, outside storage, a covered balcony or patio, and ceiling fans. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

         There are at least eight apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 95% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 89% occupied. The tenants are primarily a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION         ASSESSED VALUE      RATE           TAX
         ------------         --------------      ----           ---

County of Tarrant..........   $3,150,000          $1.9952       $62,848.67

City of Grand Prairie......   $3,312,080          $0.6800       $22,522.08
                                                                ------------
         Total ............                                     $85,370.75

         The basis of the depreciable residential real property portion of the Property (approximately $3,739,211 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increase in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location - approximately mid-way between Dallas and Fort Worth and near the Dallas/Fort Worth International Airport - and is located in a rapidly- growing area proximate to centers of employment and retail development. In addition, the Company and the Advisor believe that the combination and operation of the Property with the adjacent Bitter Creek Apartments will offer operational efficiencies and competitive advantages.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $94,100. At closing, Cornerstone Realty Income Trust, Inc. was paid a portion of the property acquisition fee corresponding to the portion of the purchase price of the property paid in cash by the Company. The cash portion of the purchase price was approximately $1,632,601, and 2% of that amount was approximately $32,652. The balance of the property acquisition fee will be paid if, when and as the indebtedness taken subject to at closing is repaid by the Company.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                               NEWPORT APARTMENTS
                                  Austin, Texas

         On July 24, 1998, Apple REIT IV Limited Partnership purchased the Newport Apartments located at 1930 West Rundberg Lane, in Austin, Texas (the "Property").

         The Property comprises 200 apartment units. The purchase price for the Property was $6,330,000. The seller was Newemerald Texas, Ltd., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid through a combination of (i) approximately $ 3,286,127 in cash using proceeds from the sale of the Shares of the Company and (ii) approximately $ 3,043,873 by assumption of a mortgage loan. Title to the Property was conveyed to the Company by special warranty deed.

          The Property was acquired with the assumption of a mortgage loan in the original principal amount of $6,275,000 held by Fannie Mae. On July 24, 1998, the outstanding principal balance of the mortgage loan was $3,043,873.04. The interest on the mortgage loan is 6.675% per annum; amortization is based on a 30-year amortization term; and prepayments are permitted under the following circumstance: after May 1, 2001 to April 30, 2002 at 102% of the principal balance of the mortgage loan, from May 1, 2002 to April 30, 2003 at 101% of the principal balance, and from May 1, 2003 and thereafter at 100% of the principal balance. The maturity date of the mortgage loan is December 1, 2005, and the balance due at maturity, assuming no payment has been made on principal in advance of its due date, is $2,614,373.31.

         In connection with the original financing of the Property, the previous owner of the Property agreed to certain restrictions on the use of the Property set forth in a special warranty deed and deed restrictions. In connection with the purchase of the Property and the assumption of the mortgage loan, the Company entered into an assumption of the special warranty deed and deed restrictions. Among the restrictions agreed to by the Company is that at least 20% of the apartment units must be occupied by the persons who, at the time of initial occupancy of the apartments units, are "low or moderate income tenants." The term low or moderate income tenants is defined, generally, as one or more persons who occupy an apartment unit whose aggregate anticipated income does not exceed 80% of the median income for the area where the Property is located.

          Location. The Property is located on West Rundberg Lane in Austin, Texas, which is the capital of Texas. The following information on Austin is based in part on information provided by the greater Austin Chamber of Commerce.

         The economy of the greater Austin metropolitan area is diversified, with key economic factors being the semiconductor and computer industries, manufacturing, real estate and higher education. The rapid development of the semiconductor and computer industries has been accompanied by rapid developments in the transportation, finance, insurance, communications and utilities capabilities of the area.

         The Metropolitan Statistical Area that includes Austin had a 1995 population that exceeded one million and is expected to have a population of approximately 1.1 million by the end of 1998. Much of the recent population growth in the area is due to relocations from other parts of the country, although the percentage of total population growth represented by relocated persons is expected to decrease over the coming years. Currently, job gains in the Austin metropolitan area are at approximately four percent per year.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. Newport Apartments are located near The Colonade Mall and Northcross Mall, and are an approximately 20-minute drive from an IBM facility and a Texas
Instruments facility. This property is within a few blocks of a new Dell Computer facility and is a 15-minute drive from the downtown Austin business district.

         Description of the Property. The Property consists of 200 apartment units in 15 buildings on approximately 10 acres of land. The Property was constructed in 1988.

         The Property offers four different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                                     APPROXIMATE INTERIOR
      QUANTITY                          TYPE                            SQUARE FOOTAGE              MONTHLY RENTAL
      --------                          ----                            --------------              --------------
         60           One bedroom, one bathroom                                510                       $469

         60           One bedroom, one bathroom                                710                        549

         40           One bedroom, one bathroom                                875                        629

         40           One bedroom, one bathroom                              1,000                        699
                      with den

         The apartments provide a total of approximately 148,000 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $400,000 for repairs and capital improvements to the Property to include clubhouse renovations, exterior painting and siding replacement and interior upgrades.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 97% in 1993, 96% in 1994, 95% in 1995, 93% in 1996 and 88% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bathroom apartment (1000 square feet) rented for $426 in 1993, $465 in 1994, $669 in 1995, $679 in 1996
and $689 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $5.66, $6.18, $8.90, $9.03, and
$9.16, respectively.

         The Property has an outdoor swimming pool, a lighted tennis court, a picnic area and two laundry facilities. The Property also has a clubhouse with a leasing office.

         The buildings are wood framed construction with a combination of brick veneer and wood siding on concrete slab foundations. Roofs are pitched and covered with fiberglass shingled on plywood.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. All units have full-sized washer/dryer connections and all upper-level units have vaulted ceilings. Some of the units have wood-burning fireplaces, dry bars and private patios or decks. Each unit has walk-in closets, outside storage and ceiling fans. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

          There are at least four apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 96% on June 30, 1998.

         As of June 30, 1998, the Property was approximately 93% occupied. The tenants are primarily a mix of white-collar and blue-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION        ASSESSED VALUE      RATE             TAX
         ------------        --------------      ----             ---

Travis County .............  $6,600,000          $0.4938          $ 32,590.80

City of Austin.............  $6,600,000          $0.5401          $ 35,646.60

Austin I.S.D...............  $6,600,000          $1.4010          $ 92,466.00

ACC (Travis)...............  $6,600,000          $0.0500          $  3,300.00
                                                                  ------------
         Total ............                                       $164,003.40

         The basis of the depreciable residential real property portion of the Property (approximately $5,920,449 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Austin area generally and the specific area in which the Property is located were perceived as being characterized by a diverse and rapidly developing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based on an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow future increases in rents at the Property.

         3. The Property is conveniently located near The Colonade Mall, Northcross Mall, an IBM facility, a Texas Instruments facility and a new Dell Computer facility.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

          Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $126,600. At closing, Cornerstone Realty Income Trust, Inc. was paid a portion of the property acquisition fee corresponding to the portion of the purchase price of the property paid in cash by the Company. The cash portion of the purchase price was approximately $3,286,127, and 2% of that amount was approximately $65,723. The balance of the property acquisition fee will be paid if, when and as the indebtedness taken subject to at closing is repaid by the Company.

            Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                             ESTRADA OAKS APARTMENTS
                                  Irving, Texas

          On July 27, 1998, Apple REIT Limited Partnership purchased the Estrada Oaks Apartments located at 2115 Estrada Parkway, in Irving, Texas (the "Property").

          The Property comprises 248 apartment units. The purchase price for the Property was $9,350,000. The seller was Dallas - Fort Worth Properties, L.P., a Texas limited partnership which was not affiliated with the Company, the Advisor or their affiliates. The purchase price was paid using proceeds from the sale of Shares of the Company. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located on Estrada Parkway south of Airport Freeway (SH 183) and west of Belt Line Road in Irving, Texas. The Property is readily available from Highways 181 and 163, two major highways in Irving, Texas. The Property is located within "The Metroplex." For information on The Metroplex, see under "Cottonwood Crossing Apartments" above.

         The immediate neighborhood surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is conveniently located near fine restaurants, businesses, schools and churches. The Property is an approximately 5-minute drive from Dallas/Fort Worth International Airport, an approximately 25-minute drive from downtown Dallas and downtown Fort Worth.

         Description of the Property. The Property consists of 248 apartment units in 14 buildings on approximately 10.1 acres of land. The Property was constructed in 1983.

         The Property offers ten different unit types. The unit mix and rents being charged new tenants as of July 1998 are as follows:

                                                             APPROXIMATE INTERIOR
      QUANTITY                          TYPE                    SQUARE FOOTAGE          MONTHLY RENTAL
      --------                          ----                    --------------          --------------
         24           One bedroom, one bathroom                       490                   $480

         56           One bedroom, one bathroom                       608                    510

         60           One bedroom, one bathroom                       744                    565

         10           One bedroom, one bathroom                       744                    575
                      tennis court view

         10           One bedroom, one bathroom                       744                    580
                      pool view

         24           Two bedrooms, one bathroom                      886                    670

         30           Two bedrooms, two bathrooms                     942                    715

          2           Two bedrooms, two bathrooms                     942                    730
                      pool view

         30           Two bedrooms, two bathrooms                    1081                    770

                                                            APPROXIMATE INTERIOR
      QUANTITY                   TYPE                          SQUARE FOOTAGE              MONTHLY RENTAL
      --------                   ----                          --------------              --------------
          2           Two bedrooms, two bathrooms                   1081                       785
                      pool view

         The apartments provide a total of approximately 191,328 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $248,000 for repairs and capital improvements to the Property to include clubhouse renovations, exterior painting and wood replacement.

          The following information was provided by the seller. Physical occupancy at the Property averaged approximately 94% in 1993, 94% in 1994, 95% in 1995, 96% in 1996 and 95% in 1997. Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bathroom apartment (744 square feet) rented for $430 in 1993, $470 in 1994, $470 in 1995, $470 in 1996
and $490 in 1997. The average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $7.16, $7.82, $7.82, $7.82, and
$8.16, respectively.

          The Property has an outdoor swimming pool, a jacuzzi, lighted tennis courts, a fitness center, a laundry facility and 80 covered parking spaces. The Property also has a clubhouse with a leasing office.

         The buildings are wood framed construction with a combination of brick veneer and painted wood siding on concrete slab foundations. Roofs are high sloped with asphalt shingles.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. All of the units include ceiling fans, intrusion alarm systems, patio/balcony and outside storage. All of the units, except the two smallest one bedroom floor plans, include full size washer/dryer connections and all of the units, except the smallest one bedroom floor plan, include wood burning fireplaces with mantels. Select units includes microwaves, icemakers and double french patio doors. All kitchens are equipped with a frost free refrigerator/freezer, self-cleaning electric range and oven, dishwasher and garbage disposal. The owner of the Property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

          There are at least three apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 98% on June 30, 1998.

         As of July 27, 1998, the Property was approximately 97% occupied. The tenants are primarily a mix of blue-collar and white-collar workers, students and retired persons.

         The following table sets forth the 1997 real estate tax information on the Property:

         JURISDICTION          ASSESSED VALUE      RATE         TAX
         ------------          --------------      ----         ---

County of Dallas...........    $7,009,660          $0.44307     $ 31,057.70

City of Irving.............    $7,009,660          $0.49300     $ 34,557.62

Irving I.S.D...............    $7,009,660          $1.64840     $115,547.24
                                                                ------------
         Total ............                                     $181,162.56

         The basis of the depreciable residential real property portion of the Property (approximately $7,579,500 at the time of acquisition) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location - convenient to the Dallas/Fort Worth International Airport, downtown Dallas and downtown Fort Worth
- and is located in a rapidly growing area proximate to centers of employment and retail development.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in the report not to be necessarily indicative of future operating results.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, Cornerstone Realty Income Trust, Inc. earned a property acquisition fee equal to 2% of the purchase price of the property, or $187,000.

         Cornerstone Realty Income Trust, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                                    ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS REPORT


Board of Directors
Apple Residential Income Trust, Inc.
Richmond, VA



     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Cottonwood Crossing Apartments located in Arlington, Texas for the twelve month period ended May 31, 1998. This statement is the responsibility of the management of Cottonwood Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Cottonwood Crossing Apartments, (as defined above) for the twelve month period ended May 31, 1998, in conformity with generally accepted accounting principles.

Richmond, Virginia                           /s/ L. P. Martin & Co., P.C.
July 21, 1998

                         COTTONWOOD CROSSING APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED MAY 31, 1998


INCOME
  Rental and Other Income                              $1,130,293
                                                       ----------
DIRECT OPERATING EXPENSES
  Administrative and Other                                152,528
  Insurance                                                21,082
  Repairs and Maintenance                                 171,801
  Taxes, Property                                         127,051
  Utilities                                               109,392
                                                       ----------
     TOTAL DIRECT OPERATING EXPENSES                      581,854
                                                       ----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                   $  548,439
                                                       ==========



See accompanying notes to the financial statement.

                         COTTONWOOD CROSSING APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED MAY 31, 1998


NOTE 1 - ORGANIZATION

Cottonwood Crossing Apartments is a 200 unit garden style apartment complex located on approximately 6.77 acres in Arlington, Texas. The assets comprising the property were owned by Cottonwood Realty Associates, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property July 9, 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements arc capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.b.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of Items not comparable to the proposed future operations of the property Pace's Point Apartments located in Lewisville, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Pace's Point Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc,) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Pace's Point Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.

Richmond, Virginia                           /s/ L. P. Martin & Co., P. C.
May 14, 1998

                            PACE'S POINT APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO' THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998

INCOME
   Rental and Other Income                             $ 2,001,209
                                                       -----------

DIRECT OPERATING EXPENSES
   Administrative and Other                                159,320
   Insurance                                                33,013
   Repairs and Maintenance                                 275,296
   Taxes, Property                                         212,334
   Utilities                                               164,368
                                                       -----------
     TOTAL DIRECT OPERATING EXPENSES                       844,331
                                                       -----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                   $ 1,156,878
                                                       ===========



See accompanying notes to the financial statement.

                            PACE'S POINT APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998

NOTE 1 - ORGANIZATION

Pace's Point Apartments is a 300 unit garden style apartment complex located on approximately 12.623 acres in Lewisville, Texas. The assets comprising the property were owned by Corporate Drive, L. P., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period, Apple Residential Income Trust, Inc. has a contract to purchase the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.c.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Pepper Square Apartments located in Dallas, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Pepper Square Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared far the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Pepper Square Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.

Richmond, Virginia                           /s/ L.P. Martin & Co.,P.C.
May 14, 1998

                            PEPPER SQUARE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998

INCOME
  Rental and Other Income                            $ 915,474
                                                     ---------
DIRECT OPERATING EXPENSES
   Administrative and Other                             81,772
   Insurance                                            26,467
   Repairs and Maintenance                             130,420
   Taxes, Property                                     103,718
   Utilities                                            55,426
                                                     ---------
     TOTAL DIRECT OPERATING EXPENSES                   397,803
                                                     ---------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                 $ 517,671
                                                     =========





See accompanying notes to the financial statement.

                            PEPPER SQUARE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31,1998

NOTE 1 - ORGANIZATION

Pepper Square Apartments is a 144 unit garden style apartment complex located on approximately 5.96 acres in Dallas, Texas. The assets comprising the property were owned by Pepper Square Associates, Ltd., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. has a contract to purchase the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.d.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Emerald Oaks Apartments located in Grapevine, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Emerald Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Emerald Oaks Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia                      /s/ L.P. Martin & Co., P.C.
May 14, 1998

                            EMERALD OAKS APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998

INCOME
  Rental and Other Income                              1,793,934
                                                     -----------
DIRECT OPERATING EXPENSES
   Administrative and Other                              145,666
   Insurance                                              33,368
   Repairs and Maintenance                               185,844
   Taxes, Property                                       196,202
   Utilities                                             156,835
                                                     -----------
     TOTAL DIRECT OPERATING EXPENSES                     717,915
                                                     -----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                 $ 1,076,019
                                                     ===========




See accompanying notes to the financial statement,

                            EMERALD OAKS APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998


NOTE 1 - ORGANIZATION

Emerald Oaks Apartments is a 250 unit garden style apartment complex located on approximately 13.55 acres in Grapevine, Texas. The assets comprising the property were owned by New Emerald Texas, Ltd., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. has a contract to purchase the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting, In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period, Actual results could differ from those estimates.

Repairs and maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.e.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Hayden's Crossing Apartments located in Grand Prairie, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Hayden's Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Hayden's Crossing Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia.                     /s/ L.P. Martin & Co., P.C.
May 14, 1998

                          HAYDEN'S CROSSING APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998


INCOME
  Rental and Other Income                              $ 920,520
                                                       ---------
DIRECT OPERATING EXPENSES
  Administrative and Other                               100,602
  Insurance                                               20,159
  Repairs and Maintenance                                123,227
  Taxes, Property                                         85,371
  Utilities                                               99,152
                                                       ---------
     TOTAL DIRECT OPERATING EXPENSES                     428,511
                                                       ---------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                   $ 492,009
                                                       =========



See accompanying notes to the financial statement.

                          HAYDEN'S CROSSING APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998


NOTE 1 - ORGANIZATION

Hayden's Crossing Apartments is a 170 unit garden style apartment complex located on approximately 7.11 acres in Grand Prairie, Texas. The assets comprising the property were owned by Hayden's Crossing Ltd., an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in 1998.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.f.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Newport Apartments located in Austin, Texas for the twelve month period ended March 31, 1998. This statement is the responsibility of the management of Newport Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Newport Apartments (as defined above) for the twelve month period ended March 31, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia                      /s/ L.P. Martin & Co., P.C.
May 14, 1998

                               NEWPORT APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE, OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998


INCOME
  Rental and Other income                              $ 1,177,562
                                                       -----------
DIRECT OPERATING EXPENSES
   Administrative and Other                                142,510
   Insurance                                                23,904
   Repairs and Maintenance                                 155,564
   Taxes, Property                                         164,453
   Utilities                                               104,973
                                                       -----------
     TOTAL DIRECT OPERATING EXPENSES                       591,404
                                                       -----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                   $   586,158
                                                       ===========



See accompanying notes to the financial statement.

                               NEWPORT APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                    TWELVE MONTH PERIOD ENDED MARCH 31, 1998


NOTE 1 - ORGANIZATION

Newport Apartments is a 200 unit garden style apartment complex located on approximately 6.64 acres in Austin, Texas, The assets comprising the property were owned by New Emerald Texas, Ltd,, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. has a contract to purchase the property.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, professional fees, management fees and entity expenses.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.g.

                       [L.P. MARTIN & COMPANY LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Estrada Oaks Apartments located in Irving, Texas for the twelve month period ended June 30, 1998. This statement is the responsibility of the management of Estrada Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Estrada Oaks Apartments (as defined above) for the twelve month period ended June 30, 1998, in conformity with generally accepted accounting principles.


Richmond, Virginia                      /s/ L.P. Martin & Co., P.C.
July 15, 1998

                            ESTRADA OAKS APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED JUNE 30, 1998

INCOME
   Rental and Other Income                             $ 1,650,389
                                                       -----------
DIRECT OPERATING -EXPENSES
   Administrative and Other                                136,212
   Insurance                                                28,334
   Repairs and Maintenance                                 247,734
   Taxes, Property                                         185,695
   Utilities                                                98,819
                                                       -----------
     TOTAL DIRECT OPERATING EXPENSES                       696,794
                                                       -----------
     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                   $   953,595
                                                       ===========



See accompanying notes to the financial statement.

                            ESTRADA OAKS APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTH PERIOD ENDED JUNE 30, 1998


NOTE 1 - ORGANIZATION

Estrada Oaks Apartments is a 248 unit garden style apartment complex located on approximately 10.12 acres in Irving, Texas. The assets comprising the property were owned by Dallas-Fort Worth Properties, Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. The owner has contracted to sell the property to Apple Residential Income Trust, Inc.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, professional fees and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

                                    ITEM 7.h.

        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
                         DECEMBER 31, 1997 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 13 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                HISTORICAL                                        PRO FORMA          MAIN PARK     TIMBERGLEN
                               STATEMENT OF      1997           PRO FORMA        BEFORE 1998         PRO FORMA      PRO FORMA
                                OPERATIONS   ACQUISITONS(F)    ADJUSTMENTS       ACQUISITIONS        ADJUSTMENTS    ADJUSTMENTS
---------------------------- ------------- ----------------- ---------------   ----------------   --------------- -------------
     DATE OF ACQUISITION            --             --               --                 --               2/4/98        2/13/98
Rental income                  $12,005,968    $ 5,392,558               --        $ 17,398,526       $ 1,469,496    $ 1,954,938
Rental expenses:
 Property and maintenance        3,571,484      1,982,189               --           5,553,673           536,090        477,771
 Taxes and insurance             1,765,741        706,939               --           2,472,680           225,564        258,159
 Property management               656,267             --      $   295,813 (A)         952,080                --             --
  General and administrative       351,081             --           67,262 (B)         418,343                --             --
  Amortization                      28,490             --                  --           28,490                --             --
  Depreciation of rental
    property                     1,898,003             --          792,074 (C)       2,690,077                --             --
                                 ---------      -----------        -----------       ---------       -----------    -----------

Total expenses                   8,271,066      2,689,128        1,155,149          12,115,343           761,654        735,930

Income before interest
 income (expense)                3,734,902      2,703,430       (1,155,149)          5,283,183           707,842      1,219,008
Interest income                    222,676             --               --             222,676             --
Interest expense                  (458,384)            --               --            (458,384)            --
                               -----------    -----------      -----------        ------------       -----------    -----------
Net income                     $ 3,499,194    $ 2,703,430     ($ 1,155,149)       $  5,047,475       $   707,842    $ 1,219,008

Basic and diluted earnings
 per common share              $      0.54                                        $       0.53
Wgt. avg. number of common
 shares outstanding              6,493,114                       3,106,405 (E)       9,599,519

                                 COPPER         BITTER        SUMMER         PARK                       HAYDEN'S       PACE'S
                                 RIDGE          CREEK          TREE        VILLAGE      COTTONWOOD      CROSSING        POINT
                               PRO FORMA      PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA       PRO FORMA     PRO FORMA
                              ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS     ADJUSTMENTS   ADJUSTMENTS
---------------------------- --------------- ------------- ------------- ------------- ------------   ------------  -------------
     DATE OF ACQUISITION        3/31/98        5/8/98        6/1/98        7/1/98        7/9/98         7/24/98       7/17/98
Rental income                  $ 914,447    $ 2,629,983   $ 1,212,080   $ 1,282,097   $ 1,130,293      $ 920,520    $ 2,001,209
Rental expenses:
 Property and maintenance        589,618        926,213       485,827       448,932       433,721        322,981        598,984
 Taxes and insurance             119,708        295,801       151,473       159,700       148,133        105,530        245,347
 Property management                  --             --            --            --            --             --             --
 General and administrative           --             --            --            --            --             --             --
 Amortization                         --             --            --            --            --             --             --
 Depreciation of rental
   property                           --             --            --            --            --             --             --
                                 -------      ----------     -----------  ----------    ----------       --------   ------------
Total expenses                   709,326      1,222,014       637,300       608,632       581,854        428,511        844,331

Income before interest
 income (expense)                205,121      1,407,969       574,780       673,465       548,439        492,009      1,156,878
Interest income                       --             --            --            --            --             --             --

Interest expense                      --             --            --            --            --             --             --
                                 -------      ----------     -----------  ----------    ----------       ---------  ------------
Net income                     $ 205,121    $ 1,407,969   $   574,780   $   673,465   $   548,439      $ 492,009    $ 1,156,878

Basic and diluted earnings
 per common share

Wgt. avg. number of common
 shares outstanding

                                 PEPPER                     EMERALD
                                 SQUARE       NEWPORT         OAKS         ESTRADA
                                PRO FORMA     PRO FORMA     PRO FORMA      PRO FORMA     PRO FORMA      TOTAL
                               ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    ADJUSTMENT    ADJUSTMENTS    PRO FORMA
---------------------------- ------------- ------------- ------------- -------------- ------------- --------------
     DATE OF ACQUISITION        7/17/98        7/24/98       7/24/98        7/27/98         --            --
Rental income                  $ 915,474    $ 1,177,562    $ 1,793,934   $ 1,650,389        --          $36,450,948
Rental expenses:
 Property and maintenance        267,618        403,047        488,345       482,765                     12,015,585
 Taxes and insurance             130,185        188,357       229,570   $    214,029        --            4,944,236
 Property management                  --             --             --            --      1,047,121(A)    1,999,201
 General and administrative           --             --             --            --        204,500(B)      622,843
 Amortization                         --             --             --            --        --               28,490
 Depreciation of rental
 property                             --             --             --            --      3,155,180(C)    5,845,257
                                --------     ----------     ----------    ----------    -----------      ----------
Total expenses                   397,803        591,404        717,915       696,794      4,406,801      25,455,612

Income before interest
 income (expense)                517,671        586,158      1,076,019       953,595     (4,406,801)     10,995,336
Interest income                       --             --             --            --        --              222,676

Interest expense                      --             --             --            --      (1,833,108)(E) (2,291,492)
                               ---------    ------------   -----------   -----------   --------------   ------------
Net income                     $ 517,671    $   586,158    $ 1,076,019   $   953,595   ($  6,239,909)   $ 8,926,520

Basic and diluted earnings
 per common share                                                                                       $      0.47

Wgt. avg. number of common
 shares outstanding
                                                                                           9,402,287 (D) 19,001,806


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 13 properties for the period in which the properties were not owned for the three months period ended March 31, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share () net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

(F) Represents properties during 1997 for the period of time during 1997 not owned by the company, see page 60.

        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
                          DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.

                                  BROOKFIELD   EAGLE CREST   ASPEN HILLS   MILL CROSSING     POLO RUN      WILDWOOD
                                  PRO FORMA     PRO FORMA     PRO FORMA      PRO FORMA      PRO FORMA     PRO FORMA
                                 ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS
                                ------------- ------------- ------------- --------------- ------------- -------------
      DATE OF ACQUISITIONS         1/31/97       1/31/97       1/31/97        2/28/97        03/31/97      03/31/97
Rental income                      $99,879       $266,385      $100,023       $151,389       $326,137      $202,389
Expenses
  Property and maintenance          32,430         74,735        51,643         77,882        121,983        78,111
  Taxes and insurance               12,720         36,546        12,099         19,230         40,508        25,216
  Property management                   --             --            --             --             --            --
  General and administrative            --             --            --             --             --            --
  Depreciation of real estate           --             --            --             --             --            --
  Amortization                          --             --            --             --             --            --
                                   -------       --------      --------       --------        -------       -------
                                    45,150        111,281        63,742         97,112        162,491       103,327

Income before interest income       54,729        155,104        36,281         54,277        163,646        99,062

 Interest income                        --             --            --             --             --            --
 Interest expense                       --             --            --             --             --            --
                                   -------       --------      --------       --------       --------      --------
Net income                         $54,729       $155,104      $ 36,281       $ 54,277       $163,646      $ 99,062

                                                                                                          COPPER
                                   TOSCANA      THE ARBORS    PACES COVE    CHAPAROSA     RIVERHILL      CROSSING
                                  PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA       TOTAL
                                 ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS    PRO FORMA
                                ------------- ------------- ------------- ------------- ------------- ------------- -------------
      DATE OF ACQUISITIONS         03/31/97      4/25/97       6/30/97        8/6/97        8/6/97       11/25/97
Rental income                      $270,812      $460,338      $916,348     $ 801,713     $ 892,295     $ 904,850    $5,392,558
Expenses
  Property and maintenance           82,722       102,132       314,521       286,943       338,906       420,181     1,982,189
  Taxes and insurance                35,674        60,729       128,306        97,242       124,028       114,641       706,939
  Property management                    --            --            --            --            --            --             0
  General and administrative             --            --            --            --            --            --             0
  Depreciation of real estate            --            --            --            --            --            --             0
  Amortization                           --            --            --            --            --            --             0
                                    -------       --------      --------     --------      --------      --------     ---------
                                    118,396       162,861       442,827       384,185       462,934       534,822     2,689,128

Income before interest income       152,416       297,477       473,521       417,528       429,361       370,028     2,703,430

 Interest income                        --            --            --            --            --            --              0
 Interest expense                       --            --            --            --            --            --              0
                                   --------      --------      --------     ---------     ---------     ---------    ----------
Net income                         $152,416      $297,477      $473,521     $ 417,528     $ 429,361     $ 370,028    $2,703,430


PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED
                           MARCH 31, 1998 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the three month period ended March 31, 1998 is presented as if the three property acquisitions on or prior to March 31, 1998, and the ten property acquistions after March 31, 1998, had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the three month period ended March 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                                                        COPPER        BITTER
                                           HISTORICAL     MAIN PARK     TIMBERGLEN      RIDGE         CREEK
                                          STATEMENT OF    PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA
                                           OPERATIONS    ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS
                                         -------------- ------------- ------------- ------------- -------------
           DATE OF ACQUISITION                 --           2/4/98       2/13/98       3/31/98        5/8/98
Rental income                             $ 4,928,751     $ 122,458     $ 162,912     $ 228,612     $ 657,496
Rental expenses:
 Property and maintenance                   1,236,828        44,674        39,814       147,405       231,553
 Taxes and insurance                          738,151        18,797        21,513        29,927        73,950
 Property management                          257,038            --            --            --            --
 General and administrative                   162,873            --            --            --            --
 Amortization                                   8,484            --            --            --            --
 Depreciation of rental property              889,545            --            --            --            --
                                         ------------      --------      --------      --------     ---------
Total expenses                              3,292,919        63,471        61,327       177,332       305,503

Income before interest income
 (expense)                                  1,635,832        58,987       101,585        51,280       351,993
Interest income                               336,387            --            --            --            --
Interest expense                              (12,501)           --            --            --            --
                                          -----------     ---------     ---------     ---------     ---------
Net income                                $ 1,959,718     $  58,987     $ 101,585     $  51,280     $ 351,993

Basic and diluted earnings per
 common share                             $     $0.14
Wgt. avg. number of common
 shares outstanding                        13,882,117

                                             SUMMER         PARK                      HAYDEN'S       PACE'S        PEPPER
                                              TREE        VILLAGE      COTTONWOOD     CROSSING       POINT         SQUARE
                                           PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA     PRO FORMA
                                          ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS
                                         ------------- ------------- ------------- ------------- ------------- -------------
           DATE OF ACQUISITION               6/1/98        7/1/98        7/9/98       7/24/98       7/17/98       7/17/98
Rental income                              $ 303,020     $ 320,524     $ 282,573     $ 230,130     $ 500,302     $ 228,869
Rental expenses:
 Property and maintenance                    121,457       112,233       108,430        80,745       149,746        66,905
 Taxes and insurance                          37,868        39,925        37,033        26,383        61,337        32,546
 Property management                              --            --            --            --            --            --
 General and administrative                       --            --            --            --            --            --
 Amortization                                     --            --            --            --            --            --
 Depreciation of rental property                  --            --            --            --            --            --
                                           ---------     ---------     ---------     ---------      --------      --------
Total expenses                               159,325       152,158       145,463       107,128       211,083        99,451

Income before interest income
 (expense)                                   143,695       168,366       137,110       123,002       289,219       129,418
Interest income                                   --            --            --            --            --            --
Interest expense                                  --            --            --            --            --            --
                                           ---------     ---------     ---------     ---------     ---------     ---------
Net income                                 $ 143,695     $ 168,366     $ 137,110     $ 123,002     $ 289,219     $ 129,418

Basic and diluted earnings per
 common share

Wgt. avg. number of common
 shares outstanding

                                                          EMERALD
                                            NEWPORT         OAKS        ESTRADA
                                           PRO FORMA     PRO FORMA     PRO FORMA         PRO FORMA          TOTAL
                                          ADJUSTMENTS   ADJUSTMENTS   ADJUSTMENTS       ADJUSTMENTS       PRO FORMA
                                         ------------- ------------- ------------- -------------------- -------------
           DATE OF ACQUISITION              7/24/98       7/24/98       7/27/98             --                --
Rental income                              $ 294,391     $ 448,484     $ 412,597                --       $ 9,121,119
Rental expenses:
 Property and maintenance                    100,762       122,086       120,691                --         2,683,329
 Taxes and insurance                          47,089        57,393        53,507                --         1,275,419
 Property management                              --            --            --       $   230,763 (A)       487,801
 General and administrative                       --            --            --            42,625 (B)       205,498
 Amortization                                     --            --            --                --             8,484
 Depreciation of rental property                  --            --            --           683,457 (C)     1,573,002
                                           ---------      --------     ---------       -----------        ----------
Total expenses                               147,851       179,479       174,198           956,845         6,233,533

Income before interest income
 (expense)                                   146,540       269,005       238,399          (956,845)        2,887,586
Interest income                                   --            --            --          (300,000)(D)        36,387
Interest expense                                  --            --            --          (458,277)(E)      (470,778)
                                           ---------     ---------     ---------       -----------       -----------
Net income                                 $ 146,540     $ 269,005     $ 238,399      ($ 1,715,122)      $ 2,453,195

Basic and diluted earnings per
 common share                                                                                             $     0.13
Wgt. avg. number of common
 shares outstanding                                                                      5,080,448 (F)    18,962,565

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents reduction of interest income to reflect use of cash ($24 million) used to purchase properties, based on Company's actual investment income rate of 5%.

(E) Represents the interest expense for 5 of the 13 properties for the period in which the properties were not owned for the three months period ended March 31, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.


(F) Represents additional common shares, after consideration of cash, assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share) (Also see note D).

     PRO FORMA CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 1998 (UNAUDITED)

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998 is presented as if the Company had owned the properties included in the table below as of March 31, 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                            BITTER          SUMMER          PARK                          HAYDEN'S
                                          HISTORICAL        CREEK            TREE          VILLAGE        COTTONWOOD      CROSSING
                                           BALANCE         PRO FORMA       PRO FORMA       PRO FORMA       PRO FORMA     PRO FORMA
                                            SHEET         ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS     ADJUSTMENTS   ADJUSTMENTS
                                      ---------------- ---------------- --------------  --------------- ----------------------------
DATE OF ACQUISITION                                         5/8/98           6/1/98          7/1/98          7/9/98       7/24/97
ASSETS
Investment in rental property
 Land................................   $  19,242,535   $   3,168,273   $  3,023,280    $    856,800   $     465,120    $ 1,042,283
 Building and improvements ..........      95,914,449      10,606,827      2,790,720       6,283,200       5,348,880      3,695,369
 Furniture and fixtures .............       1,410,819              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          116,567,803      13,775,100      5,814,000       7,140,000       5,814,000      4,737,652
 Less accumulated depreciation.......      (2,787,548)             --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          113,780,255      13,775,100      5,814,000       7,140,000       5,814,000      4,737,652

Cash and cash equivalents ..........      36,601,110     (13,775,100)    (5,814,000)     (7,140,000)     (5,814,000)             --
 Prepaid expenses ...................          90,784              --             --              --              --             --
 Other assets .......................         774,271              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                           37,466,165     (13,775,100)    (5,814,000)     (7,140,000)     (5,814,000)            --
                                        -------------   -------------   ------------    ------------   -------------    -----------
Total Assets ........................   $ 151,246,420   $          --   $         --    $         --   $          --    $ 4,737,652
                                        =============   =============   ============    ============   =============    ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
 Notes payable ......................              --              --             --              --              --    $ 3,072,399
 Accounts payable ...................   $     355,938              --             --              --              --             --
 Accrued expenses ...................       2,143,818              --             --              --              --             --
 Rents received in advance ..........          23,902              --             --              --              --             --
 Tenant security deposits ...........         492,175              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                            3,015,833              --             --              --              --      3,072,399
Shareholders' equity
 Common stock .......................     148,058,824              --             --              --              --      1,665,253
 Class B convertible stock ..........          20,000              --             --              --              --             --
 Receivable from officer-shareholder.         (20,000)             --             --              --              --             --
 Distributions greater than net
  income ............................         171,763              --             --              --              --             --
                                        -------------   -------------   ------------    ------------   -------------    -----------
                                          148,230,587              --             --              --              --      1,665,253
                                        -------------   -------------   ------------    ------------   -------------    -----------
 Total Liabilities and Shareholders'
  Equity ............................   $ 151,246,420   $          --   $         --    $         --   $          --    $ 4,737,652
                                        =============   =============   ============    ============   =============    ===========

                                               PACE'S       PEPPER                         EMERALD
                                               POINT        SQUARE        NEWPORT            OAKS         ESTRADA
                                             PRO FORMA     PRO FORMA     PRO FORMA        PRO FORMA      PRO FORMA         TOTAL
                                            ADJUSTMENTS    ADJUSTMENTS   ADJUSTMENTS     ADJUSTMENTS    ADJUSTMENTS      PRO FORMA
                                          --------------- ------------- ------------   --------------- ------------- ---------------
          DATE OF ACQUISITION                 7/17/98        7/17/98       7/24/98         7/24/98        7/27/97
ASSETS
Investment in rental property
 Land..................................    $  1,951,401    $ 1,675,594   $   511,658    $    881,191   $ 1,812,030    $  34,630,165
 Building and improvements ............       9,527,427      3,560,637     5,884,065      10,133,695     7,724,970      161,470,239
 Furniture and fixtures ...............              --             --            --              --            --        1,410,819
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                             11,478,828      5,236,231     6,395,723      11,014,886     9,537,000      197,511,223
 Less accumulated depreciation.........              --             --            --              --            --       (2,787,548)
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                             11,478,828      5,236,231     6,395,723      11,014,886     9,537,000      194,723,675
 Cash and cash equivalents ............              --             --            --              --            --        4,058,010
 Prepaid expenses .....................              --             --            --              --            --           90,784
 Other assets .........................              --             --            --              --            --          774,271
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                                     --             --            --              --            --        4,923,065
                                           ------------    -----------   -----------    ------------   -----------    -------------
Total Assets ..........................    $ 11,478,828    $ 5,236,231   $ 6,395,723    $ 11,014,886   $ 9,537,000    $ 199,646,740
                                           ============    ===========   ===========    ============   ===========    =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
 Notes payable ........................    $  7,713,617    $ 3,643,424   $ 3,043,873    $  6,685,706            --    $  24,159,019
 Accounts payable .....................              --             --            --              --            --          355,938
 Accrued expenses .....................              --             --            --              --            --        2,143,818
 Rents received in advance ............              --             --            --              --            --           23,902
 Tenant security deposits .............              --             --            --              --            --          492,175
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                              7,713,617      3,643,424     3,043,873       6,685,706            --       27,174,852
Shareholders' equity
 Common stock .........................       3,765,211      1,592,807     3,351,850       4,329,180     9,537,000      172,300,125
 Class B convertible stock ............              --             --            --              --            --           20,000
 Receivable from officer-shareholder ..              --             --            --              --            --          (20,000)
 Distributions greater than net
   income .............................              --             --            --              --            --          171,763
                                           ------------    -----------   -----------    ------------   -----------    -------------
                                              3,765,211      1,592,807     3,351,850       4,329,180     9,537,000      172,471,888
                                           ------------    -----------   -----------    ------------   -----------    -------------
 Total Liabilities and Shareholders'
   Equity .............................    $ 11,478,828    $ 5,236,231   $ 6,395,723    $ 11,014,886   $ 9,537,000    $ 199,646,740
                                           ============    ===========   ===========    ============   ===========    =============

Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property, including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc.
allocated between land and building. Adjustments to cash and common stock reflect the use of net proceeds from sales of common stock from the Company's continuous offering to purchase properties. Adjustments to notes payable reflect the debt assumed on 5 of the 13 acquisitions.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Apple Residential Income Trust, Inc.


Date: August 3, 1998                       By: /s/ Glade M. Knight
                                              ----------------------------------
                                               Glade M. Knight
                                               President of Apple Residential
                                               Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                           Form 8-K dated July 9, 1998

Exhibit
Number          Exhibit
------          -------
4               Instruments Defining the Rights of Lenders

10.1            Certificate of Limited Partnership for Apple REIT II
                Limited Partnership

10.2            Certificate of Limited Partnership for Apple REIT III
                Limited Partnership

10.3            Certificate of Limited Partnership for Apple REIT IV
                Limited Partnership

10.4            Certificate of Limited Partnership for Apple REIT V
                Limited Partnership

10.5            Certificate of Limited Partnership for Apple REIT VI
                Limited Partnership

10.6            Limited Partnership Agreement for Apple REIT II
                Limited Partnership

10.7            Limited Partnership Agreement for Apple REIT III
                Limited Partnership

Exhibit
Number          Exhibit
------          -------

10.8            Limited Partnership Agreement for Apple REIT IV
                Limited Partnership

10.9            Limited Partnership Agreement for Apple REIT V
                Limited Partnership

10.10           Limited Partnership Agreement for Apple REIT VI
                Limited Partnership

10.11 Purchase Contract for Cottonwood Crossing Apartments, as amended

10.12 Purchase Contract for Pace's Point Apartments, as amended

10.13 Purchase Contract for Pepper Square Apartments, as amended

10.14 Purchase Contract for Emerald Oaks Apartments, as amended

10.15 Purchase Contract for Hayden's Crossing Apartments, as amended

10.16 Purchase Contract for Newport Apartments, as amended

10.17 Purchase Contract for Estrada Oaks Apartments, as amended

10.18           Property Management Agreement for Cottonwood
                Crossing Apartments

10.19           Property Management Agreement for Pace's Point
                Apartments

10.20           Property Management Agreement for Pepper Square
                Apartments

10.21           Property Management Agreement for Emerald Oaks
                Apartments

10.22           Property Management Agreement for Hayden's
                Crossing Apartments

10.23           Property Management Agreement for Newport
                Apartments

Exhibit
Number          Exhibit
------          -------
10.24           Property Management Agreement for Estrada Oaks
                Apartments

10.25           Property Management Agreement Subcontract for
                Pace's Point Apartments

10.26 Property Management Agreement Subcontract for Pepper Square Apartments

10.27 Property Management Agreement Subcontract for Emerald Oaks Apartments

10.28 Property Management Agreement Subcontract for Hayden's Crossing Apartments

10.29 Property Management Agreement Subcontract for Newport Apartments

10.30           Consent of Independent Auditors
                (Cottonwood Crossing Apartments)

10.31           Consent of Independent Auditors
                (Pace's Point Apartments)

10.32           Consent of Independent Auditors
                (Pepper Square Apartments)

10.33           Consent of Independent Auditors
                (Emerald Oaks Apartments)

10.34           Consent of Independent Auditors
                (Hayden's Crossing Apartments)

10.35           Consent of Independent Auditors
                (Newport Apartments)



Exhibit
Number          Exhibit
------          -------

10.36           Consent of Independent Auditors
                (Estrada Oaks Apartments)











